Exhibit 99.1

Precision Oncology through Synthetic Lethality February 2023

Forward-Looking Statements

Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.
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3 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. ▪ Clinical stage precision oncology company developing novel synthetic lethality - based therapeutics in areas of high unmet need ◊ ATRN - 119: ATR Inhibitor ◊ ATRN - W1051: WEE1 Inhibitor ◊ Undisclosed DDR Inhibitor ▪ Synthetic lethality assets potentially differentiated from competitors ▪ Innovative platform technologies Aprea Therapeutics (NASDAQ: APRE) Precision Oncology via Synthetic Lethality in Defined Patient Populations Capital - efficient model and near - term clinical milestones drive compelling investment opportunity

Program Target Pre - Clinical Development IND Enabling Phase 1 Notes ATRN - 119 Mono ATR Anticipated Ph1 Results by end of 2023 ATRN - 119 Combo ATR Phase 1 initiation planned 2H, 2023 Anticipated Ph1 Results by end of 2024 ATRN - W1051 WEE1 Anticipated IND submission by end of 2023 ATRN - 354 (2 ND Gen) ATR* ATRN - DDRi Undisclosed *ATR = Timeline and capital allocation will be adjusted upon clinical data from lead ATR program. Robust DDR Development Pipeline © 2022 Aprea Therapeutics, Inc. All Rights Reserved. || CONFIDENTIAL 4

ATR is the Master Regulator of DDR ▪ Defects in DDR lead to compromised genomic instability and stalling of the replication fork ▪ ATR is activated by replication stress ▪ ATR Inhibition leads to replication fork collapse and cancer cell death ◊ Cancer cells with dysfunctional and/or dysregulated DDR are particularly sensitive to ATR inhibition ◊ Examples: Oncogenic RAS mutations, MYC overexpression, ATM mutations, BRCA1, BRCA2 5 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Repli - Biom Proprietary Platform and Combination Approaches An Integrated Platform for Discovery of Novel SL Targets and Biomarkers 6 Drug response factor identification ▪ Repli - Biom platform is designed to identify factors that respond to drug treatment at the mechanistic site of drug action, the r eplication fork ▪ Repli - Biom shows potential to identify candidate biomarkers of therapeutic benefit as well novel SL targets ▪ Combination SL may permit lower doses and decreased rates of acquired resistance, potentially leading to durable responses in ca ncers with specific mutations © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Replication stress response factors Mutated in cancer Cell line sensitivity Patient survival analysis Biomarker prioritization

ATRN - 119 ATR Inhibitor 7 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

0 200 400 600 800 0 5 10 15 20 25 30 Tumor Volume (mm 3 ) Time (Days) 100 mg/kg n=8 ATRN - 119 Preclinical Profile ▪ Nanomolar potency in vitro across a broad spectrum of cancer cell lines ▪ Based on pre - clinical studies, strong tumor control observed in vivo , including in challenging genetic backgrounds 8 HCT - 116 p53 null (KRAS mut , p53) 0 500 1000 1500 0 5 10 15 20 Tumor Volume (mm 3 ) Time (Days) ATRN - 006 - B 1 : ATRN - 119 Antitumor Activity Against Colon Cancer in Female Mouse CDX: Human Colorectal Carcinoma Cell Line HCT 116 (KRAS G 13 D ) p 53 null Mean Vehicle p.o. (n=4) Mean 119 100mg/kg p.o. (n=4) ( p = . 00026 ) Control n=8 Pancreatic (CAPAN - 1) (KRAS mut , BRCA2) © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinical studies with ATRN - 119

ATRN - 119 + Olaparib (Lynparza®): Regression of BRCA2 - Deficient Ovarian (HGSOC) Tumors 9 Human Ovarian PDX - PARPi & ATRi Tumor Size Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi has shown potentially compelling tumor growth inhibition ATRN - 119 + PARPi Inhibits Ovarian Tumor Growth Over Time ATRN - 119 + PARPi Shows Negligible Weight Loss Over Time ATRN - 119 + PARPi Shows Negligible Body Weight Loss During Treatment Based on pre - clinical results to date, the combination of ATRN - 119 and PARPi potentially appears to be well tolerated © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinical studies with ATRN - 119

ATRN - 119 is Potentially Differentiated from Other ATR Inhibitors ▪ ATRN - 119 has shown the potential to be highly potent with high selectivity to limit off - target toxicity 10 Note: Head - to - head studies with ATRN - 119 have not been conducted (1) Atrin data reported for HCT116 - Bcl/XL cell line; (2) Foote et al (2018), J Med Chem; (3) Lücking et al (2020), J Med Chem; (4) Roulston et al (2022) Mol Cancer Ther Conclusions: ▪ ATRN - 119 is highly potent and selective to potentially limit off - target toxicity ▪ In pre - clinical studies, ATRN - 119 has shown potential to have lower hematological toxicity than other ATRi On - Target Cellular IC 50 (nM) Fold Difference in IC 50 for Off - Target PIKK Inhibition ATRi ATM DNA - PK mTOR Aprea: ATRN - 119 (1) 4 > 600x > 2000x > 2000x Merck KGaA : Berzosertib (1) 61 31x > 200x > 50x AstraZeneca: AZD - 6738 (2) 74 > 400x > 400x 70 – 310x Bayer: BAY 1895344 (3) 36 39x 9x 61x Repare /Roche: RP3500 (4) 0.33 > 20000x > 20000x 30x © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

ATR Landscape Drives Potential Competitive Advantage for ATRN-119

Current ATRs Structurally Similar in Core, Backbone, and Toxicity Profile



AZD-6738



BAY1895344



RP-3500

CAMOSERTIB

Parameter	AstraZeneca AZD6738 (1)(2)	Bayer BAY1895344 (3)	Repare / Roche(4) RP-3500 (5)
Route Of Administration	Oral	Oral	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	160mg BID, 2-weeks-on, 2-weeks-off, or: Continuous dosing (1)	40mg BID, 3-days-on/4-days-off	160mg QD, 3-days-on/4-days-off
Main Grade ≥3 Hematological toxicities reported at Chosen Dose Schedule (MTD/RP2D), in clinical studies	Patriot 1, Escalation Phase, 160mg, BID (2) : **Anemia** (1/6, 17%) Patriot 2, Expansion Phase (1): **Fatigue, anemia, nausea & thrombocytopenia (not differentiated)** (1): (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (23/95, 24%) **Neutrophil count decreased** (10/95, 11%) **Platelet count decreased** (5/95, 5%)

Note: Head-to-head studies with ATRN-119 have not been conducted

(1) Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, Volume 30, October 2019, Pages v165-v166

(2) Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

(3) First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, Cancer Discov 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

(4) Repare announced a worldwide license and collaboration agreement with Roche on June 1, 2022

(5) Preliminary Phase 1 Data From Ongoing First-in-Human Phase 1/2 TRESR Study of RP-3500, AACR 2022

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.

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ATRN - 119 Daily dosing Is Desirable Lack of daily dosing may contribute to formation of resistance 12 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Cancer cell proliferation Drug “On” Drug “Off” Drug “On” Cancer cell death/ decreased rate of proliferation ATRN - 119 Continuous dosing Competitors (AstraZeneca, Bayer and Repare ) intermittent dosing

ATRN-119: Potential Best-in-Class Oral ATR Inhibitor

With Structurally Differentiated Core, Backbone, and Toxicity Profile


N
NH2
N
O
HN
O
O=S
O
R

Parameter	ATRN-119 [1]
Route Of Administration	Oral
Clinical Studies Chosen (MTD/RP2D), Dose Schedule	continuous once-daily dosing (dose TBD in Phase 1) [1]
Hematological toxicities in preclinical studies	**Pre-Clinical, Toxicology Studies:** • In 28-day GLP tox study in dogs, hematological changes were of small magnitude with complete recovery • In a head-to-head comparative tolerability study, ATRN-119 demonstrated significantly less toxicity than another oral ATRi that is currently in clinical development

ATRN-119 potential for reduced toxicity could make it a preferred ATR inhibitor as a single agent, as well as a candidate for combination with standard of care therapies

Note: ATRN-119 has not yet been tested clinically
(1) ATRN-119, Phase 1/2a Clinical Study Protocol

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.
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ATRN-119 Phase 1/2a Clinical Trial Design

- NGS testing used to determine presence of DDR mutations/LOF
- Patient selection is critical - Subjects may be enrolled with advanced solid tumor with at least one DDR mutation
- Biomarkers with high likelihood for increased sensitivity to our lead drug candidate have been characterized

Trial Objectives:

- Primary: MTD / RP2D; safety; tolerability; PK
- Secondary: ORR
- Exploratory: PD; PK/PD relationships; bioavailability; predictive value of DDR biomarker

Part 1 : Dose Escalation

Patients with advanced solid tumors with at least one DDR mutation

3 + 3 design

- Dose 1
- Dose 2
- Dose 3
- Dose 4
- Dose 5
- Dose 6

Schedule: 28 days QD

MTD / RP2D

Part 2 : Expansion

Patients with advanced solid tumors with at least one DDR mutation

Patients with ATM protein loss

- ATM loss, indication agnostic

Next-Generation Sequencing - DDR Panel

- Gynecological cancers (endometrial, ovarian and cervical)
- Prostate cancer
- Colon cancer
- Other cancers

© 2023 Aprea Therapeutics, Inc. All Rights Reserved.
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ATRN - W1051 WEE1 Inhibitor 15 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

▪ Nanomolar anti - proliferative potency in vitro against multiple cancer cell lines ▪ Potent anti - tumor activity observed in vivo in an ovarian cancer xenograft model 0.00 200.00 400.00 600.00 800.00 1000.00 1200.00 1400.00 1600.00 1800.00 0 5 10 15 20 25 30 Tumor Volume (mm3) Days Post Treatment ATRN - W1051 Has Demonstrated Potentially Compelling Anti - tumor Activity IND targeted 4Q 2023 16 OVCAR 3 Xenograft Model ATRN - W 1051 , 30 mg/kg/d Vehicle © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Pre - clinical studies with ATRN - W1051

ATRN - W1051 is Potentially Differentiated from Other WEE1 Inhibitors 17 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. ATRN - W 1051 shows potential to be potent and structurally differentiated, with high selectivity to limit off - target toxicity Note: Head - to - head studies have not been conducted (1) Huang et al, (2021) J Med Chem On - Target IC 50 (nM) Off - Target Inhibition at 1 m M (%) WEE1 PLK1 PLK2 PLK3 Aprea: ATRN - W1051 2.2 17 33 12 Zentalis : ZN - c3 (1) 3.8 79 96 92 AstraZeneca: AZD - 1775 (1) 3.9 70 101 91 AZD - 1775 (1) ZN - c3

ATRN - W1051 Preclinical Data Highlight Potentially Favorable PK Properties 18 ATRN - W1051 (1) Zentalis ZN - c3 (2) AstraZeneca AZD - 1775 (2) Dose (mg/kg/d) 10 20 40 80 20 40 80 C max , ng/mL 1219 1167 1997 5100 635 2460 4703 T max , hr 2 1 1 1 1 1 1 AUC 0 - 24 , ng*hr/mL 14211 4863 17088 39722 1494 6313 13408 Tumor concentration, ng/mL 9000 ng/gr (@ 15 mg/kg/d) 10.5 48 811 BQL BQL 6.95 Note: Head - to - head studies have not been conducted (1) Data from study in normal mice (2) Data from study in A - 427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. Based on pre - clinical studies, ATRN - W1051 shows potentially favorable drug exposure and tumor concentration:

Intellectual Property 19 © 2022 Aprea Therapeutics, Inc. All Rights Reserved.

Intellectual Property Portfolio Four issued US patents protecting lead molecule and analogs ▪ Family 1 : Ataxia Telengiectasia And Rad 3 - Related (ATR) Protein Kinase Inhibitors ‒ Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13 th , 2015 ‒ Patents granted in AU, CA, CN, EP, IL, JP, MX . National phase examinations ongoing in BR, IN, KR ‒ 1.1 : Issued on May 30 , 2017 as U.S. Patent 9,663,535 ‒ 1.2 : Issued on May 29 , 2018 as U.S. Patent 9,981,989 ‒ 1.3 : Issued on Feb. 5 , 2019 as U.S. Patent 10,196,405 ▪ Family 2 : ATR inhibitors & methods of use ‒ Carboxylic acid - containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12 th , 2017 ‒ Issued on May 28 , 2019 as U.S. Patent 10,301,324 ▪ Family 3 : ATR inhibitor Pharmaceutical Composition and Methods: ‒ Provisional application filed on Apr. 14 th , 2022 ‒ Pharmaceutical formulation and composition of our lead molecule in the clinic ▪ Family 4 : WEE 1 inhibitor Pharmaceutical Compositions and Methods: ‒ International Application filed on Jun. 3 rd , 2022 ‒ Composition of our lead WEE 1 inhibitor compounds 20 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

Corporate Highlights & Milestones 21 © 2023 Aprea Therapeutics, Inc. All Rights Reserved.

2023 2024 2025 ATR ATRN - 119 Monotherapy NCT04905914 PARPi Combination WEE1 ATRN - W1051 ATR* (Second Generation) ATRN - 354 ATRN - DDRi U ndisclosed *ATR = Timeline and capital allocation will be adjusted upon clinical data from lead ATR program. Robust DDR Development Milestones © 2022 Aprea Therapeutics, Inc. All Rights Reserved. || CONFIDENTIAL 22 FPI ( 1Q 2023) Ph 1 Results ( 4 Q 2023 ) Ph1 results (4Q 2024) FPI Ph 2 a ( 1 Q 2025 ) FPI (1Q 2024) IND Filing ( 4Q 2023) PH1 Results (2H 2025) IND Filing (Mid 2025) Development Candidate Nomination ( Mid 2024) Ph 2 a Preliminary Data ( 2 H 2024 ) FPI (2H 2023) Ph 1 Results ( 2 H 2024 ) Ph2a Completion (Mid 2025) Ph2a Preliminary Data (2H 2025) IND Filing (2H 2024) FPI (YE 2024) FPI Ph2a (1Q 2024) Ph 2 a Preliminary Data ( 2 H 2025 ) FPI (2H 2025)

23 © 2023 Aprea Therapeutics, Inc. All Rights Reserved. ▪ Clinical stage precision oncology company developing novel synthetic lethality - based therapeutics in areas of high unmet need ◊ ATRN - 119: ATR Inhibitor ◊ ATRN - W1051: WEE1 Inhibitor ◊ Undisclosed DDR Inhibitor ▪ Synthetic lethality assets potentially differentiated from competitors ▪ Innovative platform technologies Aprea Therapeutics (NASDAQ: APRE) Precision Oncology via Synthetic Lethality in Defined Patient Populations Capital - efficient model and near - term clinical milestones drive compelling investment opportunity

Precision Oncology through Synthetic Lethality February 2023